UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SCANSOURCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCANSOURCE, INC.

6 Logue Court

Greenville, South Carolina 29615

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 1, 2005

The Annual Meeting of Shareholders of ScanSource, Inc. will be held at the Hyatt Hotel, 220 North Main Street, Greenville, South Carolina, on Thursday, December 1, 2005, at 10:00 a.m., for the following purposes:

(1)	To elect six members to the Board of Directors;

(2)	To amend the Company’s 2002 Long-term Incentive Plan;

(3)	To ratify the appointment of the Company’s independent auditors; and

(4)	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only shareholders whose names appear of record on the books of the Company at the close of business on October 17, 2005 will be entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return the enclosed proxy card in the enclosed postage paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, you are entitled to revoke your proxy at any time before it is exercised.

Steven H. Owings
Chairman of the Board

October 26, 2005

SCANSOURCE, INC.

6 Logue Court

Greenville, South Carolina 29615

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ScanSource, Inc. (the “Company”) to be used in voting at the Annual Meeting of Shareholders of the Company to be held at the Hyatt Hotel, 220 North Main Street, Greenville, South Carolina, on Thursday, December 1, 2005, at 10:00 a.m., and at any adjournments thereof (the “Annual Meeting”). This Proxy Statement and the accompanying notice and form of proxy are being mailed to shareholders commencing on or about October 26, 2005.

Any shareholder who executes the form of proxy referred to in this Proxy Statement may revoke it at any time before it is exercised. The proxy may be revoked by giving written notice to the Secretary of the Company of such revocation, by executing and delivering to the Secretary of the Company a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Whether or not you plan to attend, you are urged to sign and return the enclosed proxy.

The cost of preparing, assembling and mailing this Proxy Statement and the form of proxy will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies personally or by mail, telephone or facsimile. No compensation will be paid for such solicitations. The Company has also hired Georgeson Shareholder Communications, Inc. to assist in the distribution of proxy materials and the solicitation of votes and expects to pay a fee of approximately $13,000 plus expenses for these services. In addition, the Company will bear the reasonable expenses of brokerage houses and other custodians, nominees and fiduciaries who, at the request of the Company, may send proxies and proxy solicitation material to their clients and principals.

Voting Securities Outstanding

The Board of Directors has fixed the close of business on October 17, 2005 as the record date and time for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. As of such date, 12,675,362 shares of the Company’s no par value common stock (the “Common Stock”) were outstanding. All of such shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting, and no other outstanding shares of capital stock of the Company are eligible to be voted at the Annual Meeting. Cumulative voting for the election of directors is not available under the Company’s Articles of Incorporation. Consequently, each eligible share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. The election of directors will be by plurality vote as indicated below. For each other matter specified in this Proxy Statement to be submitted for shareholder approval at the Annual Meeting, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and therefore will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Broker non-votes will be considered shares present but not entitled to vote and therefore will have no effect on the outcome of the vote on such matters. A broker non-vote occurs when a broker or other nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

The Bylaws of the Company provide that the presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting and at any adjournments thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining if a quorum is present at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting or the shareholders holding a majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time without notice, other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegram. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

PROPOSAL ONE

ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting. Pursuant to the authority granted to it by the Company’s Bylaws, the Board of Directors has set the size of the Board of Directors at six members.

The Board of Directors has recommended each of the six existing members of the Board of Directors as the six nominees for election as directors at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified. The following are the Company’s nominees for election as directors at the Annual Meeting: Michael L. Baur, Steven R. Fischer, James G. Foody, Michael J. Grainger, Steven H. Owings and John P. Reilly.

In accordance with the Bylaws of the Company, those nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) will be elected to the Board of Directors. Abstentions and shares held in street name that are not voted in the election of directors (i.e., broker non-votes) will not be included in determining the number of votes cast in the election of directors. The proxies solicited for the Annual Meeting cannot be voted for a greater number of persons than six, the number of nominees named. Cumulative voting in the election of directors is not permitted by the Company’s Articles of Incorporation. If any nominee shall become unavailable for any reason, the persons named in the form of proxy shall vote for a substitute nominee or vote to reduce the number of directors to be elected as directed by the Board of Directors. The Board of Directors has no reason to believe that any of the six nominees listed above will not be available for election as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES SET FORTH ABOVE. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES SET FORTH ABOVE.

PROPOSAL TWO

AMENDMENT OF 2002 LONG-TERM INCENTIVE PLAN

As of October 12, 2005, the Board of Directors approved an amendment (the “Amendment”), subject to shareholder approval at the Annual Meeting, to the ScanSource, Inc. 2002 Long-Term Incentive Plan (the “2002 Plan”). The Amendment increases the number of shares of Common Stock that may be issued under the Stock Plan from 400,000 to 800,000 shares. The Board of Directors approved the Amendment to be effective as of the date it is approved by the shareholders. The approval of the Amendment requires the affirmative vote of holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies and entitled to vote at the Annual Meeting. If the Amendment is not approved by the shareholders, the 2002 Plan will remain in effect without the Amendment.

The Board previously reserved 400,000 shares of the Company’s Common Stock for issuance upon the grant or exercise of awards pursuant to the 2002 Plan. As of October 18, 2005, there were approximately 886 employees and officers eligible to participate in the 2002 Plan, and there were approximately 391,033 shares of the Company’s Common Stock subject to outstanding awards and approximately 8,697 shares of the Company’s Common Stock reserved and available for future awards under the 2002 Plan.

A summary of the 2002 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 2002 Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the 2002 Plan to each shareholder to whom a copy of this Proxy Statement is delivered. Requests should be directed to Richard Cleys, Chief Financial Officer, ScanSource, Inc., 6 Logue Court, Greenville, South Carolina, 29615 (803) 288-2432.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2002 LONG-TERM INCENTIVE PLAN. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2002 LONG-TERM INCENTIVE PLAN.

Summary of the 2002 Plan

Purpose. The purpose of the 2002 Plan is to promote the Company’s success by linking the personal interests of its employees, officers, consultants and advisors to those of its shareholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards. The 2002 Plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of Common Stock,

•	stock appreciation rights,

•	restricted stock,

•	performance award payable in stock or cash,

•	dividend equivalents, and

•	other stock-based awards.

Limitations on Awards. No more than 20% of the shares authorized under the 2002 Plan may be granted as awards of restricted or unrestricted stock or performance shares. Any awards of restricted stock and performance shares that exceed 10% of the shares authorized under the 2002 Plan will either be subject to a minimum vesting period of three years, or one year if the vesting is based on performance criteria other than continued employment, or be granted only in exchange for foregone salary, bonus or other compensation. Any awards of unrestricted stock that, together with awards of restricted stock or performance shares, exceed 10% of the shares authorized under the 2002 Plan, may be granted only in exchange for foregone salary, bonus or other compensation. The maximum number of shares of Common Stock with respect to one or more options or stock appreciation rights that may be granted during any one calendar year under the 2002 Plan to any one person is 50,000. The maximum fair market value of any awards (other than options or stock appreciation rights) that may be received by a participant (less any consideration paid by the participant for such award) during any one calendar year under the 2002 Plan is $3,000,000.

Administration. The 2002 Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2002 Plan; and make all other decisions and determinations that may be required under the 2002 Plan. The Board of Directors may at any time administer the 2002 Plan. If it does so, it will have all the powers of the Compensation Committee.

Stock Options. The Compensation Committee is authorized to grant incentive stock options or non-qualified stock options under the 2002 Plan. The terms of an incentive stock option must meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and no option may have a term of more than 10 years.

Stock Appreciation Rights. The Compensation Committee may also grant stock appreciation rights (SARs). These provide the holder the right to receive the excess, if any, of the fair market value of one share of Common Stock on the date of exercise, over the base price of the stock appreciation right as determined by the Compensation Committee, which will not be less than the fair market value of one share of Common Stock on the grant date.

Restricted Stock Awards. The Compensation Committee may make awards of restricted stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Compensation Committee may impose (including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock).

Performance Awards. The Compensation Committee may grant performance awards that are designated in cash (performance units) or in shares of Common Stock (performance shares). The Compensation Committee will have the complete discretion to determine the number of performance awards granted to any participant and to set performance goals and other terms or conditions to payment of the performance awards in its discretion which, depending on the extent to which they are met, will determine the number and value of performance awards that will be paid to the participant.

Dividend Equivalents. The Compensation Committee is authorized to grant dividend equivalents to participants subject to such terms and conditions as may be selected by the Compensation Committee. Dividend equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the shares of Common Stock subject to an award, as determined by the Compensation Committee.

Other Stock-Based Awards. The Compensation Committee may, subject to limitations under applicable law, grant to participants such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock as deemed by the Compensation Committee to be consistent with the purposes of the 2002 Plan, including, without limitation, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, and awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified parents or subsidiaries. The Compensation Committee will determine the terms and conditions of any such awards.

Performance Goals. Options and SARs granted under the 2002 Plan will automatically qualify as performance-based awards that are fully deductible by the Company without regard to the $1 million deduction limit imposed by §162(m) of the Code. The Compensation Committee may designate any other award under the 2002 Plan (such as, for example, a cash incentive bonus or restricted stock award) as a qualified performance-based award in order to make the award fully deductible under Code §162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following performance criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of a division, affiliate, department or function within the Company or an affiliate:

•	earnings per share,

•	EBITDA (earnings before interest, taxes, depreciation and amortization),

•	EBIT (earnings before interest and taxes),

•	economic profit,

•	cash flow,

•	sales growth,

•	net profit before tax,

•	gross profit,

•	operating income or profit,

•	return on equity,

•	return on assets,

•	return on capital,

•	changes in working capital, or

•	shareholder return.

For a qualified performance-based award, the Compensation Committee must establish such goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Compensation Committee may not increase any award or, except in the case of certain qualified terminations of employment, waive the achievement of any specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order; provided, however, that the Compensation Committee may (but need not) permit other transfers where the Compensation Committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. Unless otherwise provided in an award certificate, if a participant dies, retires or becomes disabled at any time, or if a participant is terminated without cause or resigns for good reason (as such terms are defined in the 2002 Plan) within 12 months after a change in control of the Company (as defined in the 2002 Plan), all of such participant’s outstanding options and SARs will become fully vested and exercisable and all restrictions on his or her outstanding restricted stock awards will lapse. In each of the above cases except retirement, the Compensation Committee also may (but need not) waive the achievement of performance goals under the participant’s Code §162(m) performance-based awards. In addition, the Compensation Committee may in its discretion accelerate awards upon the occurrence of a change in control or upon any other termination of employment. The Compensation Committee may accelerate awards for any other reason, unless the aggregate number of shares with respect to which such acceleration occurs exceeds 5% of the total number of shares authorized for issuance under the 2002 Plan. The Compensation Committee may discriminate among participants or among awards in exercising such discretion.

Adjustments. In the event of a stock split, a dividend payable in shares of Common Stock, or a combination or consolidation of the Common Stock into a lesser number of shares, the share authorization limits under the 2002 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects the Common Stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2002 Plan will be adjusted proportionately, and the Compensation Committee may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the 2002 Plan without shareholder approval; but if an amendment to the 2002 Plan would, in the reasonable opinion of the Board or the Compensation Committee, materially increase the benefits accruing to participants, materially increase the number of shares of stock issuable under the 2002 Plan, materially modify the requirements for eligibility, or otherwise constitute a material amendment requiring shareholder approval under applicable laws, policies or regulations, then such amendment will be subject to shareholder approval. In addition, the Board or the Compensation Committee may condition any amendment on the approval of the shareholders for any other reason, including necessity or advisability under tax, securities or other applicable laws, policies or regulations. No termination or amendment of the 2002 Plan may adversely affect any award previously granted under the 2002 Plan without the written consent of the participant. The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the shareholders or otherwise permitted by the antidilution provisions of the 2002 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Certain Federal Tax Effects

Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the 2002 Plan. When the optionee exercises a nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code §162(m).

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code §162(m). If the participant files an election under Code §83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code §162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code §83(b) election.

Performance Awards. A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the participant receives or has the right to receive payment of cash or shares under the performance award, the cash amount of the fair market value of the shares of stock will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code §162(m).

Benefits to Named Executive Officers and Others

The table below reflects awards granted under the 2002 Plan during the fiscal year ended June 30, 2005 to the persons and groups shown in the table below. Any future awards under the 2002 Plan will be made at the discretion of the Board of Directors or the Compensation Committee, as the case may be. Consequently, we cannot determine, with respect to (1) our executive officers, (2) all current executive officers as a group, (3) all non-executive directors, as a group, or (4) all eligible participants, including all current officers who are not executive officers, as a group, either the benefits or amounts that will be received in the future by such persons or groups pursuant to the 2002 Plan.

2002 Long-Term Incentive Plan

Name and Position	Stock Option Grants (1)
	Dollar Value of Options	Number of Options
Steven H. Owings Chairman of the Board	(2)	15,000

Michael L. Baur Chief Operating Officer and President	(2)	35,000

Richard P. Cleys Vice President and Chief Financial Officer	(2)	5,000

Jeffery A. Bryson Vice President of Administration and Investor Relations	(2)	1,600

Robert S. McLain, Jr. Vice President of Marketing	(2)	1,600

All Executive Officers as a Group	(2)	58,200

All Non-Executive Directors as a Group	(2)	12,700

All Non-Executive Officer Employees as a Group	(2)	26,000

(1)	The options vest in three equal annual installments on the anniversary of the grant date. The exercise price per share with respect to the options granted to the Named Executive Officers during the fiscal year ended June 30, 2005 was $59.40 per share.

(2)	The dollar value of the above options is dependent on the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. As of October 6, 2005, the fair market value of the shares was $50.49, based on the closing price of the Common Stock on that day.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee has appointed the firm of Ernst & Young LLP, certified public accountants, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending June 30, 2006, which appointment has been ratified by the Board of Directors. See the “Audit Committee Report” below for more information. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE APPOINTMENT OF ERNST & YOUNG LLP. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP.

A representative of Ernst & Young LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.

Principal Accountant Fees and Services

As reflected in the table below, the Company incurred fees in fiscal 2004 and 2005 for services performed by Ernst & Young LLP related to such periods.

	Year Ended June 30, 2004	Year Ended June 30, 2005
Audit Fees	$305,002	$805,653
Audit-Related Fees	19,163	18,000
Tax Fees	432,763	53,662
All Other Fees	59,700	31,134
Total Fees	$816,628	$908,449

In the above table, in accordance with applicable SEC rules:

•	“audit fees” are fees billed by the independent auditors for professional services for the audit of the consolidated financial statements included in the Company’s Form 10-K, the audit of internal controls over financial reporting and review of financial statements included in the Company’s Form 10-Qs, and for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements;

•	“audit-related fees” are fees for services performed during the respective years by the independent auditors for audits of the Company’s employee benefit plan and services related to the Company’s documentation of internal controls under Section 404 of the Sarbanes Oxley Act in 2004;

•	“tax fees” are fees for services performed during the respective years by the independent auditors for professional services related to certain foreign tax compliance, tax advice, and tax planning; and

•	“all other fees” are fees for services performed by the independent auditors to the Company for any services not included in the first three categories above, and primarily consist of fees related to assistance with a compensation plan for a subsidiary in 2005 and assistance in the documentation of internal controls for the Company’s foreign subsidiaries in 2004.

Audit Committee’s Pre-approval Policies and Procedures

It is the policy of the Audit Committee to pre-approve all audit and permitted non-audit services proposed to be performed by the Company’s independent auditor, including pre-approval of tax services within budgeted quarterly amounts. The process for such pre-approval is typically as follows: Audit Committee pre-approval is sought at one of the committee’s regularly scheduled meetings following the presentation of information at such meeting detailing the particular services proposed to be performed. The authority to pre-approve non-audit services may be delegated by the Audit Committee to one or more members of the Committee, who shall present any decision to pre-approve an activity to the full Committee at the first meeting following such decision. None of the services described above were approved by the Audit Committee pursuant to the exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

The Audit Committee has reviewed the non-audit services provided by Ernst & Young LLP and has determined that the provision of such services is compatible with maintaining Ernst & Young LLP’s independence. The Company had obtained certain tax related services from Ernst & Young LLP until July 1, 2004. Included in the Tax Fees total for fiscal 2004 in the table above is $249,762 for those services. The Company began performing those services internally in fiscal 2005.

OTHER BUSINESS

The Board of Directors of the Company knows of no other matter to come before the Annual Meeting. However, if any matter requiring a vote of the shareholders should be duly presented for a vote, then the persons named in the enclosed form of proxy intend to vote such proxy in accordance with their best judgment.

PROPOSALS FOR 2006 ANNUAL MEETING

Shareholder proposals intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Company by June 28, 2006 for possible inclusion in the proxy material relating to such meeting, in accordance with the SEC’s Rule 14a-8. Any proposal received after this date will be considered untimely and may be excluded from the proxy material.

The deadline for shareholders to provide written notice of intent to make nominations for the election of directors at the 2006 Annual Meeting of Shareholders (but not for inclusion in the proxy material relating to such meeting) will be 90 days prior to the date of the meeting. Such notice must also otherwise conform to the requirements of the Company’s Bylaws. For any other shareholder proposal intended to be presented at the 2006 Annual Meeting of Shareholders received by the Company after September 11, 2006, the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

MANAGEMENT

Directors and Executive Officers of the Registrant

The following sets forth certain information regarding the Company’s executive officers and directors:

Steven H. Owings, 52, has served as Chairman of the Board of Directors of the Company since its inception in December 1992, and was Chief Executive Officer of the Company from December 1992 until January 2000. From 1991 to 1992, Mr. Owings served as Chairman of the Board, Chief Executive Officer and the sole shareholder of Argent Technologies, Inc. (“Argent”), a personal computer manufacturer. From 1983 to 1991, Mr. Owings held various positions with Gates/FA Distributing, Inc., a distributor of PC products, and its predecessors (“Gates”), including serving as President from December 1987 until December 1990, Chief Executive Officer from December 1987 to December 1991, and Chairman of the Board of Directors from December 1990 to December 1991.

Michael L. Baur, 48, has served as Chief Executive Officer of the Company since January 2000, President of the Company since its inception in December 1992, and as a director since December 1995. Prior to joining the Company, from April 1991 to November 1992, Mr. Baur served in various positions at Argent, including President and General Manager.

Richard P. Cleys, 54, has served as Vice President and Chief Financial Officer of the Company since November 2002. Prior to joining the Company, Mr. Cleys served as Vice President and Controller of Lanier Worldwide, Inc., a multinational office product and service distributor from 1996 to 1998 and as Vice President Finance and Treasurer from 1999 to 2001. From 1993 to 1996, Mr. Cleys served as Vice President and Chief Financial Officer of AB Dick, Inc., a manufacturer of printing products.

Jeffery A. Bryson, 45, has served as Vice President of Administration and Investor Relations since July 2002. Mr. Bryson served as interim Chief Financial Officer of the Company from July 2002 to November 2002, and as Chief Financial Officer and Treasurer from 1993 until July 2002. Prior to joining the Company, Mr. Bryson was employed for more than seven years with the accounting firm of KPMG LLP, where he last held the position of senior manager.

Robert S. McLain, Jr., 45, has served as the Company’s Vice President of Marketing since September 1997. Prior to joining the Company, from July 1995 to September 1997, Mr. McLain served as President of Transition Marketing, Inc., a majority-owned subsidiary of the Company. From July 1993 to June 1995, Mr. McLain was Director of Marketing with Gates.

Steven R. Fischer, 60, has served as a director of the Company since December 1995. Mr. Fischer has served as President of North Fork Business Capital Corporation since July 2004, and as President of Transamerica Business Capital Corporation from September 2000 to February 2004, as Executive Vice President and Division Manager of Transamerica Business Capital Corporation from October 1997 to September 2000 and as Senior Vice President and Regional Manager of Transamerica Business Capital Corporation from March 1992 to October 1997. Mr. Fischer is currently a director of Falconstor Software Inc., a provider of storage networking infrastructure software.

James G. Foody, 75, has served as a director of the Company since December 1995. Mr. Foody has served as a business consultant in Greenville, South Carolina since October 1990. Prior to that time, he was a partner in the accounting firm of Ernst & Young LLP.

Michael J. Grainger, 53, has served as a director of the Company since October 2004. Mr. Grainger served as served as President and Chief Operating Officer of Ingram Micro, Inc., a technology distributor, from January 2001 to April 2004. From May 1996 to July 2001 he served as Executive Vice President and Chief Financial Officer of Ingram Micro, and from July 1990 to October 1996 as Vice President and Controller of Ingram Industries, Inc.

John P. Reilly, 57, has served as a director of the Company since June 2001. Mr. Reilly is co-founder and managing partner of Keltic Financial Services, LLC in Rye, New York. Prior to that, from 1977 to 1999, he held senior management positions in the Leveraged Buy-Out, Leasing, Corporate Finance and Private Banking divisions at Citibank, N.A.

Board Meetings and Committees

The Board of Directors of the Company met or acted by written consent a total of 11 times during the Company’s fiscal year ended June 30, 2005. No director attended fewer than 75% of the total of such meetings and the meetings of the committees upon which he served, held during the period for which he served as director.

Other than Mr. Baur and Mr. Owings, the Board of Directors has determined that each member of the Board meets the requirements for being “independent” as defined in SEC rules and regulations and NASDAQ listing standards.

Pursuant to the Bylaws of the Company, the Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, a Compensation Committee, a Governance Committee and a Nominating Committee.

The Audit Committee is composed of Messrs. Fischer, Foody, Grainger and Reilly. The functions of the Audit Committee include selecting the independent auditors, reviewing the scope of the annual audit undertaken by the Company’s independent auditors and the progress and results of their work reviewing the financial statements of the Company and its internal accounting and auditing procedures and oversight of the Company’s internal audit function. No directors of the Company who are also executive officers may serve on the Audit Committee. This committee met or acted by written consent 11 times during the fiscal year ended June 30, 2005. Each member of the Audit Committee meets the definition of independence for audit committee members as set forth in the NASDAQ listing standards. The Board has determined that Mr. Fischer meets the requirements of an “audit committee financial expert” as defined in SEC rules and regulations.

The Compensation Committee is composed of Messrs. Fischer and Foody. The functions of the Compensation Committee include reviewing and approving executive compensation policies and practices, reviewing salaries and bonuses for certain officers of the Company, administering the Company’s stock option plans, and considering such other matters as may from time to time be referred to the Compensation Committee by the Board of Directors. No directors of the Company who are also executive officers of the Company may serve on the Compensation Committee. This committee met or acted by written consent 5 times during the fiscal year ended June 30, 2005.

The Governance Committee is composed of Messrs. Baur, Fischer, Foody, Grainger and Reilly. The functions of the Governance Committee include oversight and responsibility for implementation of the Company’s program for complying with the requirements of the Sarbanes-Oxley Act of 2002 and rules and regulations of the SEC and NASDAQ thereunder or related thereto (in conjunction with the Audit Committee, where necessary or appropriate) as well as other NASDAQ rulemaking initiatives pertaining to corporate governance considerations. This committee met or acted by written consent 4 times during the fiscal year ended June 30, 2005.

The Nominating Committee is currently composed of the entire board. The functions of the Nominating Committee include oversight and responsibility for the recruitment and nomination of officers and directors of the Company from time to time including, but not limited to, the nomination of directors for election at each annual meeting of shareholders of the Company by a majority of the independent directors on the Board. As vacancies arise, the Nominating Committee will consider nominees to the Board of Directors recommended by shareholders of the Company. Nominations should be submitted in writing to the Secretary of the Company, giving the recommended nominee’s name, biographical data, and qualifications and must otherwise comply with the requirements of the Company’s Bylaws. See “Proposals for 2006 Annual Meeting” for further information. This committee met one time during the fiscal year ended June 30, 2005.

The Nominating Committee operates pursuant to a charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Nominating Committee. A copy of the charter is included as Annex A to this Proxy Statement. The Nominating Committee will identify and screen potential nominees for directors and recommend nominees to the Board.

The Nominating Committee has not adopted specific objective requirements for service on the Board. Instead, the Nominating Committee will consider various factors in determining whether to recommend to the Board potential new Board members, or the continued service of existing members, including the nominee’s experience and skills and whether such skills or experience are particularly relevant to the Company; whether the nominee would be an independent director under NASDAQ listing standards and applicable law; and in the case of existing members, the nominee’s contributions as a member of the Board during his or her prior service. The Nominating Committee will consider candidates recommended by shareholders in the same manner as other candidates.

Board Member Attendance at Annual Meetings

The Company encourages all of the directors to attend the annual meetings of shareholders. All of the directors then serving on the Board attended the 2004 Annual Meeting of Shareholders.

Communications Between Security Holders and Board of Directors

Security holders of the Company may send written communications to the Board or any one or more of the individual members of the Board by directing such communication to the Company’s Secretary by mail in the care of the Secretary, at the Company’s principal executive offices, or by e-mail to john.ellsworth@scansource.com. All written communications will be compiled by the Secretary and promptly submitted to the individual directors being addressed or to the chair of the committee whose areas of responsibility includes the specific topic addressed by such communication, or in all other cases, to the chairman of the Board.

Code of Ethics

The Company’s code of conduct is applicable to all of the Company’s executive officers, including the Chief Executive Officer and the Chief Financial Officer, directors and employees. The Company will provide a copy of the code of conduct upon request to any person without charge. Such requests may be transmitted by regular mail in the care of the Secretary. The Company may also post the code of conduct on its website at www.scansource.com.

The Company will post on its website, www.scansource.com, or will disclose on a Form 8-K filed with the SEC any amendments to, or waivers from, a provision of the code of conduct that applies to the Chief Executive Officer and the Chief Financial Officer, or persons performing similar functions, and that relates to (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the code of conduct to an appropriate person or persons identified in the code; or (v) accountability for adherence to the code. Any waiver granted to an executive officer or a director may only be granted by the Board and will be disclosed, along with the reasons therefor on a Form 8-K filed with the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than ten percent shareholders are required by SEC regulations to furnish the Company copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 2005, all Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with by such persons.

EXECUTIVE COMPENSATION

The following table sets forth information concerning annual and long-term compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended June 30, 2005, 2004 and 2003 for the Company’s Chief Executive Officer and the next four most highly compensated executive officers of the Company during the fiscal year ended June 30, 2005 (collectively, the “Named Executive Officers”).

Summary Compensation Table

				Long-Term Compensation	All Other Compensation (3)
	Annual Compensation (1)			Awards
	Fiscal Year	Salary	Bonus	Securities Underlying Options (2)
Name and Principal Position
Steven H. Owings	2005	$398,093	$542,496	15,000	$212,979
Chairman of the Board	2004	$400,000	$492,560	15,000	$20,876
	2003	$350,000	$405,242	15,000	$15,918

Michael L. Baur	2005	$623,077	$812,184	35,000	$121,803
Chief Executive Officer and President	2004	$600,000	$738,840	35,000	$20,876
	2003	$493,750	$717,410	25,000	$15,918

Richard P. Cleys (4)	2005	$207,692	$80,254	5,000	$28,276
Vice President and Chief Financial Officer	2004	$200,000	$80,254	7,500	$25,390
	2003	$122,308	$52,535	20,000	$49,993

Jeffery A. Bryson	2005	$189,434	$44,889	1,600	$31,305
Vice President of Administration and	2004	$152,500	$58,754	2,200	$20,876
Investor Relations	2003	$125,000	$150,000	1,500	$15,918

Robert S. McLain, Jr.	2005	$166,154	$67,832	1,600	$27,902
Vice President of Marketing	2004	$155,000	$72,129	2,200	$20,876
	2003	$150,000	$56,504	—	$15,918

(1)	The amounts shown for each Named Executive Officer may exclude certain perquisites and other personal benefits that did not exceed, in the aggregate, the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the Named Executive Officer for any year included in this table.

(2)	Share information set forth in the Summary Compensation Table and in the additional stock option tables and elsewhere in this Proxy Statement gives effect to the 2-for-1 split of the Company’s Common Stock, effected in the form of a 100% Common Stock dividend as of January 28, 2003.

(3)

For 2005, the amounts shown for each Named Executive Officer include Company contributions to the Company’s profit-sharing plan in the amount of $20,076 and 401(k) matching contributions in the amount of $800. In addition, amounts shown for 2005 include (i) Company matching contributions to the Companys’s Deferred Compensation Plan in the following amounts: for Mr. Owings, $191,037; for

Mr. Baur, $100,000; for Mr. Cleys, $6,300; for Mr. Bryson, $10,222; for Mr. McLain, $6,827; and (ii) Company matching contributions to the Executive Disability Plan in the following amounts: for Mr. Owings, $1,066; for Mr. Baur, $927; for Mr. Cleys, $1,100; for Mr. Bryson, $207; for Mr. McLain, $199.

(4)	Mr. Cleys joined the Company in November 2002.

Option Grants

The following table sets forth information with respect to the stock options granted to the Named Executive Officers during the fiscal year ended June 30, 2005.

Option Grants In Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price (2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Price Appreciation for Option Term
					5%	10%
Steven H. Owings	15,000	10.5%	$59.40	01/05/2015	$560,345	$1,420,025
Michael L. Baur	35,000	24.4%	$59.40	01/05/2015	$1,308,472	$3,313,391
Richard P. Cleys	5,000	3.5%	$59.40	01/05/2015	$186,782	$473,342
Jeffery A. Bryson	1,600	1.1%	$59.40	01/05/2015	$59,770	$151,469
Robert S. McLain, Jr.	1,600	1.1%	$59.40	01/05/2015	$59,770	$151,469

(1)	All options were granted under the ScanSource, Inc. 2002 Long-Term Incentive Plan and vest in one-third increments on the anniversary date of the grant (January 5, 2005) over the next three years.

(2)	The exercise price equals the closing price of the Common Stock as reported on the NASDAQ National Market on the date of grant.

Option Exercises and Fiscal Year-End Option Values

The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended June 30, 2005, and the number and value of unexercised stock options held by each of the Named Executive Officers at June 30, 2005.

Aggregated Option Exercises in Fiscal 2005 and Fiscal Year-End Option Values

	Shares Acquired On Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End (2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Steven H. Owings	4,955	$184,683	117,489	29,999	$3,399,118	$87,900
Michael L. Baur	—	—	216,097	66,665	$5,782,877	$146,494
Richard P. Cleys	—	—	9,167	16,666	$74,593	$74,604
Jeffery A. Bryson	—	—	26,824	3,566	$707,038	$8,790
Robert S. McLain, Jr.	5,000	$246,200	15,734	3,066	$363,270	$—

(1)	Value Realized is based on the per share closing price of the Common Stock as reported on The NASDAQ National Market on the day of exercise over the exercise price of the options.

(2)	Based on a per share price of $42.94, the closing price of the Common Stock as reported on The NASDAQ National Market on June 30, 2005, the last trading day of the fiscal year, less the exercise price of the options.

Equity Compensation Plan Information

The following table gives information about the Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of June 30, 2005.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders	365,043	(1)	$45.42	1,564	(7)
	458,145	(2)	$14.40	19,670	(8)
	61,311	(3)	$13.83	7,889
	22,100	(4)	$57.27	98,200
	75,000	(5)	$26.31	—

Equity Compensation Plans Not Approved by Shareholders	1,334	(6)	$7.00	—

TOTAL:	982,933		$27.74	127,323

(1)	ScanSource, Inc. 2002 Long-Term Incentive Plan

(2)	ScanSource, Inc. 1997 Stock Incentive Plan, as amended

(3)	ScanSource, Inc. 1993 Incentive Stock Option Plan, as amended

(4)	ScanSource, Inc. 2003 Director’s Equity Compensation Plan

(5)	ScanSource, Inc. 1999 Non-Employee Director Stock Option Plan, as amended

(6)	Plan not approved by shareholders consists of the following as further described below: 1997 Stock Option Plan for Paige Rosamond

(7)	Includes up 1,564 shares that may be granted as awards of restricted stock, performance shares or unrestricted stock

(8)	Includes 19,670 shares that may be granted as awards of restricted stock

Description of Equity Compensation Plans Not Approved by Shareholders

ScanSource, Inc. 1997 Stock Option Plan for Paige Rosamond. The ScanSource, Inc. 1997 Stock Option Plan for Paige Rosamond was created pursuant to the terms of a Stock Option Agreement dated March 19, 1997 between the Company and Paige Rosamond. Pursuant to the agreement, Paige Rosamond was granted 2,000 options to purchase shares of the Company’s Common Stock at a purchase price of $7.00 per share, the fair market value on the date of grant (of which, 1,334 remained outstanding at June 30, 2005). The options vested in three equal annual installments on the anniversary of the grant date. Any options not exercised on or before the tenth anniversary of the date of grant will terminate.

Employment, Severance and Change in Control Agreements

Each of the Named Executive Officers has entered into an employment agreement with the Company. Each of Mr. Baur’s, Mr. Owings’ and Mr. Cleys’ employment agreement is effective for a term ending on June 30, 2008 (April 30, 2008 in the case of Mr. Owings), unless a change in control occurs, in which case the employment agreement will be effective until the later of June 30, 2008 or the first anniversary of the change in control. Mr. McLain’s and Mr. Bryson’s employment agreements are effective for a term ending on December 31, 2005 and June 30, 2006, respectively.

Each executive is entitled to an annual base salary, subject to yearly review, plus an annual incentive bonus opportunity, which, in the case of Messrs. Baur, Bryson, McLain and Owings, is determined annually based on a measurement of return on invested capital and operating income, and in the case of Mr. Cleys, is determined based on attainment of management objectives. Each executive is entitled to participate in all incentive, savings, retirement and welfare benefit plans made generally available to executive officers of the Company. In addition, Mr. Owings and Mr. Baur shall also be entitled to participate in all deferred compensation plans made available to senior executives generally, and shall be entitled to participate in one or more supplemental executive retirement plans or policies that may be established by the Company. The current annual salaries of these executive officers are as follows: Mr. Baur—$700,000; Mr. Owings—$300,000; Mr. Cleys—$250,000; Mr. Bryson—$185,000; and Mr. McLain—$160,000.

Each of Messrs. Baur, Owings, Cleys, Bryson and McLain has agreed in his employment agreement not to disclose or use confidential information or to compete with the Company, and not to solicit the Company’s customers or recruit its employees, for a period of two years following the termination of his employment with respect to Mr. Baur, Mr. Owings, Mr. Cleys, and Mr. Bryson and for a period of one year with respect to Mr. McLain.

Each of these employment agreements may be terminated by the Company at any time for “cause” (as defined therein) or for no reason, or by the executive with or without “good reason” (as defined therein, which includes termination by the executive for certain reasons during the 60-day period beginning on the six-month anniversary of a change in control). The agreement will also be terminated upon the death, disability or retirement of the executive. Depending on the reason for the termination and when it occurs, the executive will be entitled to certain severance benefits, as described below.

If the executive’s employment is terminated by the Company without cause or if he resigns for good reason and the executive signs a release, the Company will be required to pay him his accrued salary, a pro rata annual bonus, and other accrued benefits through the date of termination. In addition, the Company will be required to pay the executive a severance amount equal to the executive’s highest combined base salary and annual bonus in the last three full fiscal years, multiplied by an applicable severance multiple. The severance multiple with respect to Mr. Baur, Mr. Owings and Mr. Cleys is the greater of (a) one, (b) the number of full months then remaining until June 30, 2008 (April 30, 2008 in the case of Mr. Owings), divided by 12, and (c) two (in the case of Mr. Cleys) or three (in the case of Mr. Baur and Mr. Owings), if the employment termination occurs within 12 months after or otherwise in contemplation of a change in control. The severance multiple for Mr. McLain is the number of days remaining between the date of termination and December 31, 2005, divided by 365. In addition, if Mr. Baur’s employment is terminated by the Company without cause or if he resigns for good reason, he and his dependents will receive continued medical, dental and prescription drug benefits until Mr. Baur reaches age 65, and then will receive MediGap coverage, to the extent available, until Mr. Baur reaches the age of 80.

With respect to Mr. Bryson, if: (1) Mr. Bryson’s employment is terminated by the Company other than for cause or disability during the period of his employment agreement, (2) Mr. Bryson terminates his employment for good reason during the period of his employment agreement, (3) Mr. Bryson’s employment is terminated by the Company other than for cause or disability within 60 days of June 30, 2006, or (4) Mr. Bryson’s employment is terminated within 12 months after, or otherwise in contemplation of, a change in control of the Company, and not for cause or disability, then he will receive a severance package which includes, among other things, a lump sum payment in cash of the sum of his salary earned through the date of termination (to the extent not already paid) and unpaid incentive compensation earned to the date of termination, plus an amount equal to the highest combined annual salary and incentive compensation earned by Mr. Bryson from the Company, including any such amounts earned but deferred, in the last three calendar years prior to the date of termination. Mr. Bryson’s receipt of these benefits will be subject to his execution of a release of claims in the form customarily used by the Company upon termination of the employment of a senior executive officer.

If the employment of the executive is terminated by reason of his death, disability or retirement, or if the employment period is allowed to expire without early termination, the executive will be entitled to his accrued salary, pro rata annual bonus and benefits through the date of termination and any death, disability or retirement benefits that may apply, but no additional severance amount. If the Company terminates the executive for cause, or if he resigns from the Company without good reason, he will be entitled to his accrued salary and benefits through the date of termination, but no additional severance amount. If Mr. Baur’s employment is terminated by reason of his disability or retirement, he and his dependents will receive continued medical, dental and prescription drug benefits until Mr. Baur reaches age 65, and then will receive MediGap coverage, to the extent available, until Mr. Baur reaches the age of 80. If Mr. Baur’s employment is terminated by reason of his death, his dependents will receive continued medical, dental and prescription drug benefits until Mr. Baur would have reached age 65. In addition, if Mr. Baur’s employment is terminated by reason of his disability, the Company has agreed that Mr. Baur will receive an annual payment of $60,000 until Mr. Baur is no longer considered disabled or until he attains age 65. Such benefit may be funded, at the election of the Company, through an individual long-term disability policy or by the Company directly.

Pursuant to his Amended and Restated Employment Agreement, Mr. Owings, rather than devoting all his business time to the Company, will devote up to 30 hours per week, and his base pay was decreased from $400,000 to $300,000 as noted above. The amounts payable to Mr. Owings under his incentive bonus program were also reduced by 25%. If Mr. Owings ceases to serve as Chairman of the Board of Directors, he and his dependents will receive medical, dental and prescription drug benefits until Mr. Owings reaches the age of 65, and Mr. Owings and his dependents will receive MediGap coverage, to the extent available, until Mr. Owings reaches the age of 80, which shall consist of ongoing coverage under policies that cover medical expenses for Mr. Owings and his dependents in excess of that covered by Medicare, subject to certain limitations. In certain circumstances, in the event Mr. Owings ceases to serve as Chairman of the Board due to his death, such benefits shall continue with respect to Mr. Owings’s spouse and children for specified periods. Such benefits shall also continue in the event Mr. Owings’s employment is terminated by reason of disability during the employment period and upon his retirement.

Compensation of Directors

Directors who are not employees of the Company are paid an annual retainer of $25,000. An additional annual retainer of $25,000 is paid, as applicable, to a non-executive Chairman (or Acting Chairman) of the Board of Directors. Additional annual retainers of $2,000 are paid to the chairmen of the Audit Committee, Compensation Committee, Nominating Committee and Governance Committee. Annual service for this purpose relates to the approximate 12-month periods between annual meetings of the Company’s shareholders. Non-employee directors also receive meeting fees of $1,500 for each board meeting attended; $2,000 for each Audit Committee meeting attended; $1,000 for each stand-alone committee meeting attended, and $500 for each committee meeting attended where such committee meeting is held at the same time as a board meeting or other committee meeting.

Under the Directors Equity Compensation Plan—the Director Plan—on the day following each annual meeting of shareholders, each non-employee director is granted stock options to purchase a number of shares of Common Stock (rounded up to the nearest hundred shares) calculated by dividing $200,000 by the average per share stock price of the Common Stock for the 30 day period immediately preceding the grant date. Options granted under the Director Plan are exercisable beginning six months after the option is granted. Options may be exercised only during the period in which the option holder remains a director of the Company and for one year thereafter, unless the director’s membership on the Board of Directors is terminated for cause, in which case all options granted to such director expire upon such termination.

All directors are reimbursed for their expenses incurred in connection with the performance of their services as directors.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2005, Messrs. Fischer and Foody served on the Compensation Committee. During the fiscal year ended June 30, 2005, none of the members of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K, and none of the Company’s executive officers served on the compensation committee (or equivalent), or the board of directors, of another entity whose executive officer(s) served on the Company’s Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation of the Company’s executive officers is generally determined by the Compensation Committee of the Board of Directors. The following report with respect to certain compensation paid or awarded to the Company’s executive officers during the fiscal year ended June 30, 2005 is furnished by the directors who comprise the Compensation Committee.

General Policies. The Company’s compensation program is intended to enable the Company to attract, motivate, reward and retain the management talent to achieve corporate objectives, and thereby increase shareholder value. It is the Company’s policy to provide incentives to senior management to achieve both short-term and long-term objectives. To attain these objectives, the Company’s executive compensation program is composed of a base salary and bonus, which is generally established for the Named Executive Officers in an employment agreement.

Base Salary. Base salaries for each of the Named Executive Officers as established in his employment agreement are determined by a subjective assessment of the executive officer’s performance, in light of the officer’s responsibilities and position with the Company and the Company’s performance during prior periods. In evaluating overall Company performance, the primary focus is upon financial performance for the relevant annual period measured by operating income. Base salaries are reviewed periodically and from time to time by the Compensation Committee and adjusted appropriately.

Incentive Compensation. Incentive compensation for each of the Named Executive Officers is established based on a measurement of return on invested capital and operating income for Messrs. Baur, Bryson, McLain and Owings and attainment of management objectives for Mr. Cleys. Incentive compensation is reviewed periodically and from time to time by the Compensation Committee and adjusted accordingly.

Stock Options. Executive compensation includes the grant of stock options in order to more closely align the interests of the executive with the long-term interests of the shareholders.

Deferred Compensation Plan. The Company maintains a deferred compensation plan pursuant to which certain members of management (including the executive officers) may elect to defer a portion of his or her annual compensation. Participants’ funds are invested among various funds designated by the plan administrator and currently may not be invested in the Company’s Common Stock. The Company may make matching contributions which vest over a five-year period. Participants become fully vested in any matching contributions upon a change in control of the Company and upon their death, disability or attainment of age 65.

Chief Executive Officer Compensation. Michael L. Baur is an original founder of the ScanSource concept and has devoted his career to this concept since the inception of the Company in December 1992. The Compensation Committee believes that Mr. Baur’s entrepreneurial drive, dedication, commitment and knowledge have been vitally important to the successful and ongoing growth of the Company. Mr. Baur’s overall compensation for the fiscal year ended June 30, 2005 consisted of base salary, bonus and stock options. In determining Mr. Baur’s compensation, the Compensation Committee evaluated Mr. Baur’s personal performance, the performance of the Company and Mr. Baur’s long-term commitment to the success of and ownership position in the Company.

Compensation Committee:

Steven R. Fischer

James G. Foody

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At June 30, 2005, Steven H. Owings, Chairman of the Board, was a 50% owner of Custom Images, a specialty advertising company. Sales by Custom Images to the Company for the year ended December 31, 2004 amounted to $275,833, representing 7.3% of Custom Images’ sales. All sales are at arms’-length and are made on a competitive basis.

PERFORMANCE GRAPH

The following graph compares cumulative total shareholder return of the Common Stock over a five-year period with The Nasdaq Stock Market (US) Index, with a Peer Group of companies, and with the Standard Industrial Classification (“SIC”) Code Index (SIC Code 5045—Wholesale—Computers and Peripheral Equipment and Software) for the same period. The Company has decided to switch from using the Peer Group to using the SIC Code Index because the SIC Code Index provides comparison against a broader range of companies in the Company’s industry. Total shareholder return represents stock price changes and assumes the reinvestment of dividends. The graph assumes the investment of $100 on July 1, 2000.

*	The members of the Peer Group are Avnet, Inc., Ingram Micro, Inc., Symbol Technologies, Inc., Tech Data Corp. and Zebra Technologies Corporation. The returns of each company in the Peer Group have been weighted according to their respective stock market capitalization for purposes of arriving at a Peer Group average.

	2000	2001	2002	2003	2004	2005
SCANSOURCE INC.	100.00	121.98	157.97	137.62	305.70	220.91
PEER GROUP INDEX	100.00	72.37	54.03	53.43	76.03	64.81
NASDAQ MARKET INDEX	100.00	55.38	37.56	41.77	53.12	53.07
SIC CODE INDEX	100.00	39.85	32.31	27.84	40.26	35.81

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock at October 17, 2005 of: (i) each person known by the Company to beneficially own five percent or more of the Common Stock; (ii) each director of the Company, (iii) each Named Executive Officer; and (iv) all directors and executive officers of the Company, as a group.

	Shares Beneficially Owned (1)
Name	Number	Percentage
FMR Corp. (2)	1,537,307	12.1%
AXA Financial, Inc. (3)	1,075,148	8.5%
Michael L. Baur (4)	270,335	2.1%
Steven H. Owings (5)	193,790	1.5%
James G. Foody (6)	54,900	*
Steven R. Fischer (7)	46,400	*
John P. Reilly (8)	28,800	*
Jeffery A. Bryson (9)	28,374	*
Robert S. McLain, Jr. (10)	25,862	*
Richard P. Cleys (11)	15,834	*
Michael J. Grainger (12)	3,400	*
All directors and executive officers as a group (9 persons)	667,695	5.3%

*	Amount represents less than 1.0%.

(1)	Applicable percentage of ownership is based upon 12,675,362 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares shown as beneficially owned. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the shares and percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person or entity. Except as otherwise indicated, the persons or entities listed in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2)	A Schedule 13G/A filed with the SEC reflects that FMR Corp. is the ultimate parent company of a variety of companies engaged in the securities business and was, along with certain related persons, the beneficial owner of the indicated shares as of December 31, 2004, including 193,700 shares as to which it held sole voting power and as to all of which it held sole investment power. The business address of the named shareholder is 82 Devonshire Street, Boston, Massachusetts 02109.

(3)	A Schedule 13G/A filed with the SEC reflects that AXA Financial, Inc. is a member of a group of affiliated companies, which had sole or shared voting power with respect to 992,207 shares and sole or shared investment power with respect to 1,075,148 shares, in each case as of December 31, 2004. The business address of the named shareholder is 1290 Avenue of the Americas, New York, New York 10104.

(4)	Includes 216,097 shares issuable pursuant to exercisable options granted by the Company. Does not include 66,665 shares issuable pursuant to options granted by the Company which are not currently exercisable.

(5)	Includes 117,489 shares issuable pursuant to exercisable stock options granted by the Company. Does not include 29,999 shares issuable pursuant to options granted by the Company, which are not currently exercisable.

(6)	Includes 25,100 shares issuable pursuant to exercisable options granted by the Company, and includes 3,200 shares owned by Mr. Foody’s wife.

(7)	Includes 39,800 shares issuable pursuant to exercisable options granted by the Company, and includes 2,330 shares owned by a member of Mr. Fischer’s household.

(8)	Includes 28,800 shares issuable pursuant to exercisable options granted by the Company.

(9)	Includes 26,824 shares issuable pursuant to exercisable options granted by the Company. Does not include 3,566 shares issuable pursuant to options granted by the Company which are not currently exercisable.

(10)	Includes 15,734 shares issuable pursuant to exercisable options granted by the Company.

(11)	Includes 15,834 shares issuable pursuant to exercisable options granted by the Company. Does not include 9,999 shares issuable pursuant to options granted by the Company which are not currently exercisable.

(12)	Includes 3,400 shares issuable pursuant to exercisable options granted by the Company.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter originally adopted on June 1, 2000 and amended in 2005, a copy of which is attached as Annex B to this proxy statement. This report reviews the actions taken by the Audit Committee with regard to the financial reporting process during the fiscal year ended June 30, 2005 and particularly with regard to the Company’s audited consolidated financial statements as of June 30, 2005 and June 30, 2004 and for the three years ended June 30, 2005.

The Audit Committee is composed solely of independent directors. None of the committee members is or has been an officer or employee of the Company or any of its subsidiaries or has engaged in any business transaction or has any business or family relationship with the Company or any of its subsidiaries or affiliates.

The Company’s management has the primary responsibility for the Company’s financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to select annually the accountants to serve as the Company’s independent auditors for the coming year.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee met or acted by written consent 11 times during the fiscal year ended June 30, 2005.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. In addition, the Audit Committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures required of auditors by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of services during the fiscal year ended June 30, 2005 by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of the Company’s interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.

Additionally, the Audit Committee discussed with the independent auditors the overall scope and plan for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls and the overall quality of its financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005 for filing with the SEC.

Audit Committee: Steven R. Fischer James G. Foody John P. Reilly Michael J. Grainger

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, which is required to be filed with the SEC, will be made available to shareholders to whom this Proxy Statement is mailed, without charge, upon written request to Mr. Richard P. Cleys, Chief Financial Officer, ScanSource, Inc., 6 Logue Court, Greenville, South Carolina 29615.

By order of the Board of Directors,
October 26, 2005	Steven H. Owings Chairman of the Board

Annex A

CHARTER OF THE NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

OF SCANSOURCE, INC.

PURPOSE AND RESPONSIBILITIES

The purpose of the Nominating Committee is to assist the Board of Directors by identifying individuals qualified to serve on the Board of Directors, consistent with criteria approved by the Board of Directors, and to recommend that the Board of Directors select a slate of director nominees for election by the shareholders of the Company at the annual meeting of the shareholders of the Company, in accordance with the Company’s articles of incorporation and by-laws and South Carolina law.

COMPOSITION OF THE COMMITTEE

The members of the Committee shall be appointed by the Board of Directors on the recommendation of the then current Nominating Committee. The Chairman of the Committee shall be designated by the Board of Directors. In the absence of the Chairman, the members of the Committee may designate a chairman by majority vote. The Committee may form and delegate authority to subcommittees when appropriate.

OPERATIONS OF THE COMMITTEE

At least annually, the Committee shall review with the Board of Directors the appropriate skills and characteristics required of members of the Board. Any recommendation of director nominees to the Board shall be made by the Committee and, unless the Committee is made up entirely of independent directors, a majority of the independent directors of the Board of Directors meeting the requirements of the NASDAQ National Market, but, in accordance with South Carolina law, the full Board of Directors shall have final responsibility for selecting nominees and recommending them for election by the shareholders. The Committee is responsible for developing and implementing the screening process necessary to identify qualified director candidates. As a part of its screening process, the Committee shall:

•	evaluate a candidate’s independence from the Company’s current management and other principal service providers, and the effect of any relationships that might impair independence, e.g., business, financial or family relationships with the Company’s management or other service providers; and

•	consider candidates proposed by the chief executive officer, by any director or by any shareholder, in accordance with procedures established by the Committee from time to time.

The Committee may determine, from time to time, the advisability of retaining any search firm or consultant to assist in the identification and evaluation of candidates for membership on the Board of Directors. The Committee has the authority to retain, at Company expense, and terminate any such search firm or consultant, including authority to approve the fees to be paid to such firm or consultant and all other retention terms.

On an annual basis, the Committee shall evaluate the membership of the committees of the Board of Directors. The Committee shall provide to the full Board of Directors the results of its evaluation, together with the Committee’s recommendation as to committee membership during the upcoming year, for consideration by the Board of Directors in connection with the annual committee appointment process. In the event of a vacancy on any of the committees of the Board of Directors, the Committee shall provide its recommendation regarding a replacement committee member to the full Board of Directors.

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The Committee shall conduct an annual evaluation of its performance.

The Committee shall review and reassess the adequacy of this charter at least annually and shall submit the charter to the Board of Directors for approval.

The Committee shall have and may exercise all powers and authority of the Board of Directors, as delegated by the Board of Directors, to the extent permitted under Section 33-8-250 of the South Carolina Code of Laws.

The Committee shall perform any other activities consistent with this charter, the Company’s Articles of Incorporation and Bylaws and governing law as the Committee deems appropriate.

COMMITTEE MEETINGS

The Committee shall meet at least once per year. Other meetings may be held at the discretion of the Chairman of the Committee. Minutes of each of these meetings shall be kept.

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Annex B

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF SCANSOURCE, INC.

I.	Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Monitor the independence and performance of the Company’s independent auditors and internal auditing department.

•	Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the responsibility to request the Board of Directors to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of the Audit Committee’s duties.

II.	Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the NASDAQ National Market. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise. In light of the extraordinary commitment of time and attention required of members of the Committee in fulfilling their responsibilities, no member of the Committee shall be a member of the audit committee, or a committee fulfilling similar functions, of more than two other public companies.

Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. Minutes of each of these meetings shall be kept. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually, or more frequently as circumstances dictate, with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors’ limited review procedures.

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III.	Audit Committee Responsibilities and Duties

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

3.	Annually obtain and review a report from the independent auditors, which shall be delivered prior to the filing of the 10-K, and the filing of the audit report with the SEC, which sets forth:

•	All critical accounting policies and practices used by the Company,

•	All alternative accounting treatments of financial information within GAAP related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the accounting firm, and

•	Other material written communication between the accounting firm and management.

4.	Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

5.	In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review a written report of significant findings prepared by the independent auditors and the internal auditing department together with management’s responses.

6.	Review and assess the adequacy of internal accounting procedures and controls, and any programs that the Company has instituted to correct any control deficiencies noted by the director of internal audit in his periodic review or the independent auditors in their annual review. Discuss with management the results of the foregoing reviews, including significant items and potential ways to improve the accounting procedures and controls.

7.	Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

Independent Auditors

8.	The independent auditors are ultimately accountable and shall report directly to the Audit Committee. The Audit Committee shall review the independence and performance of the auditors and is directly responsible for the appointment, retention, compensation and oversight of the independent auditors. As part of such review, the Audit Committee shall annually obtain and review a report by the independent auditors describing:

•	the independent auditors’ internal quality-control procedures,

•	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

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9.	Approve the fees and other significant compensation to be paid to the independent auditors.

10.	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

11.	Review the independent auditors audit plan—discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

12.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting. Review the application of significant regulatory, accounting and auditing initiatives, including new pronouncements, as well as off-balance sheet structures on the Company’s financial statements.

13.	Obtain confirmation, in writing, from the independent auditors that the firm is in compliance with the accounting and exchange regulations as to independence.

14.	Oversee and confirm the regular rotation of the lead audit partner of the independent auditors.

15.	Pre-approve, to the extent required by applicable law, all audit and non-audit engagements and the related fees and terms with the independent auditors. In accordance with applicable law, the Committee may delegate this authority to one or more designated members of the Committee; provided that any such decision made pursuant to the foregoing delegation of authority shall be presented to the Committee at its next regularly-scheduled meeting.

16.	Review with the independent auditors, on completion of the annual audit, their experience, any difficulties encountered, any restrictions on their work, cooperation received, significant disagreements with corporate management, their findings and their recommendations. Oversee the resolution of any disagreements between management and the independent auditors.

Internal Audit Department and Legal Compliance

17.	The Audit Committee directly hires, reviews the appointment, performance, and makes decisions on replacement of the senior internal audit executive. The internal audit executive reports directly to the Chairman of the Audit Committee.

18.	Oversee the Company’s internal audit function and review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

19.	On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

20.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other Audit Committee Responsibilities

21.	Annually prepare a report to shareholders, if required by the Securities and Exchange Commission or the Stock
Exchange(s) where company securities are listed. The report, if required, should be included in the Company’s annual proxy statement.

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22.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

23.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

24.	Review financial and accounting personnel succession planning within the company.

25.	Annually review a summary of director and officers’ related party transactions and potential conflicts of interest.

26.	Annually review the Company’s conflict of interest policy and compliance with that policy from the appropriate management officer.

27.	Annually evaluate the performance of the Committee.

28.	Establish clear hiring policies for current or former employees of the independent auditors.

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SCANSOURCE, INC.

2002 LONG-TERM INCENTIVE PLAN

TABLE OF CONTENTS

ARTICLE 1 PURPOSE	1
1.1 GENERAL.	1
ARTICLE 2 EFFECTIVE DATE	1
2.1 EFFECTIVE DATE.	1
ARTICLE 3 DEFINITIONS	1
3.1 DEFINITIONS	1
ARTICLE 4 ADMINISTRATION	5
4.1. COMMITTEE	5
4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE	5
4.3 AUTHORITY OF COMMITTEE	5
4.4. AWARD CERTIFICATES	6
ARTICLE 5 SHARES SUBJECT TO THE PLAN	6
5.1. NUMBER OF SHARES	6
5.2. LAPSED AWARDS	7
5.3. STOCK DISTRIBUTED	7
5.4. LIMITATION ON AWARDS	7
ARTICLE 6 ELIGIBILITY	7
6.1. GENERAL	7
ARTICLE 7 STOCK OPTIONS	7
7.1. GENERAL	7
7.2. INCENTIVE STOCK OPTIONS	8
ARTICLE 8 STOCK APPRECIATION RIGHTS	9
8.1. GRANT OF STOCK APPRECIATION RIGHTS	9
ARTICLE 9 PERFORMANCE AWARDS	9
9.1. GRANT OF PERFORMANCE AWARDS	9
9.2. PERFORMANCE GOALS	9
9.3. RIGHT TO PAYMENT	9
9.4. OTHER TERMS	9
ARTICLE 10 RESTRICTED STOCK AWARDS	10
10.1. GRANT OF RESTRICTED STOCK	10
10.2. ISSUANCE AND RESTRICTIONS	10
10.3. FORFEITURE	10
10.4. CERTIFICATES FOR RESTRICTED STOCK	10
ARTICLE 11 DIVIDEND EQUIVALENTS	10
11.1 GRANT OF DIVIDEND EQUIVALENTS	10
ARTICLE 12 STOCK OR OTHER STOCK-BASED AWARDS	10
12.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS	10

ARTICLE 13 PROVISIONS APPLICABLE TO AWARDS	11
13.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS	11
13.2. TERM OF AWARD	11
13.3. FORM OF PAYMENT FOR AWARDS	11
13.4. LIMITS ON TRANSFER	11
13.5 BENEFICIARIES	11
13.6. STOCK CERTIFICATES	11
13.7 ACCELERATION UPON DEATH, DISABILITY OR RETIREMENT	11
13.8. ACCELERATION UPON A CHANGE IN CONTROL	12
13.9. ACCELERATION FOR OTHER REASONS	12
13.10 EFFECT OF ACCELERATION	12
13.11. QUALIFIED PERFORMANCE-BASED AWARDS	12
13.12. TERMINATION OF EMPLOYMENT	13
ARTICLE 14 CHANGES IN CAPITAL STRUCTURE	13
14.1. GENERAL	13
ARTICLE 15 AMENDMENT, MODIFICATION AND TERMINATION	14
15.1. AMENDMENT, MODIFICATION AND TERMINATION	14
15.2. AWARDS PREVIOUSLY GRANTED	14
ARTICLE 16 GENERAL PROVISIONS	14
16.1. NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS	14
16.2. NO SHAREHOLDER RIGHTS	14
16.3. WITHHOLDING	14
16.4. NO RIGHT TO CONTINUED SERVICE	15
16.5. UNFUNDED STATUS OF AWARDS	15
16.6. INDEMNIFICATION	15
16.7. RELATIONSHIP TO OTHER BENEFITS	15
16.8. EXPENSES	15
16.9. TITLES AND HEADINGS	15
16.10. GENDER AND NUMBER	15
16.11. FRACTIONAL SHARES	15
16.12. GOVERNMENT AND OTHER REGULATIONS	15
16.13. GOVERNING LAW	16
16.14 ADDITIONAL PROVISIONS	16
16.15. NO LIMITATIONS ON RIGHTS OF COMPANY	16

SCANSOURCE, INC.

2002 LONG-TERM INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1 GENERAL. The purpose of the ScanSource, Inc. 2002 Long-Term Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of ScanSource, Inc. (the “Company”), by linking the personal interests of employees, officers, consultants and advisors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, consultants and advisors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, consultants and advisors.

ARTICLE 2

EFFECTIVE DATE

2.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by both the Board and the shareholders of the Company.

ARTICLE 3

DEFINITIONS

3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Company or an affiliated company, provided, however that if there is no such employment agreement in which such term is defined, “Cause” shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Company, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company.

(f) “Change in Control” means and includes the occurrence of any one of the following events:

(i) individuals who, on the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the

Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (such term for purposes of this definition being as defined in Section 3(a)(9) of the Exchange Act and as used in Section 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii) any person is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of either (A) 35% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary of the Company, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 55% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Reorganization, Sale or Acquisition (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Corporation”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary of the Company, (y) the Surviving Corporation or its ultimate parent corporation, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing is the beneficial owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Corporation, and (C) at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h) “Committee” means the committee of the Board described in Article 4.

(i) “Company” means ScanSource, Inc., a South Carolina corporation.

(j) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, consultant or advisor of the Company, as applicable. Continuous Status as a Participant shall continue to the extent provided in a written severance or employment agreement during any period for which severance compensation payments are made to an employee, officer, consultant or advisor and shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement.

(k) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

(l) “Disability” or “Disabled” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

(m) “Dividend Equivalent” means a right granted to a Participant under Article 11.

(n) “Effective Date” has the meaning assigned such term in Section 2.1.

(o) “Eligible Participant” means an employee, officer, consultant or advisor of the Company or any Affiliate.

(p) “Exchange” means the Nasdaq National Market or any national securities exchange on which the Stock may from time to time be listed or traded.

(q) “Fair Market Value”, on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

(r) “Good Reason” has the meaning assigned such term in the employment agreement, if any, between a Participant and the Company or an Affiliate, provided, however that if there is no such employment agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Good Reason” shall mean any of the following acts by the Company or an Affiliate after the occurrence of a Change in Control, without the consent of the Participant (in each case, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or the Affiliate promptly after receipt of notice thereof given by the Participant): (i) the assignment to the Participant of duties materially inconsistent with, or a material diminution in, the Participant’s position, authority, duties or responsibilities as in effect on the date of the Change in Control, (ii) a reduction by the Company or an Affiliate in the Participant’s base salary as in effect on the date of the Change in Control, (iii) the Company or an Affiliate requiring the Participant, without his or her consent, to be based at any office or location more than 35 miles from the location at which the Participant was stationed immediately prior to the Change in Control, or (iv) the material breach by the Company or an Affiliate of any employment agreement between the Participant and the Company or an Affiliate.

(s) “Grant Date” means the date an Award is made by the Committee.

(t) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(u) “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

(v) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(w) “Other Stock-Based Award” means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(x) “Parent” means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(y) “Participant” means a person who, as an employee, officer, consultant or advisor of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 13.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(z) “Performance Award” means Performance Shares or Performance Units granted pursuant to Article 9.

(aa) “Performance Share” means any right granted to a Participant under Article 9 to a unit to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

(bb) “Performance Unit” means a right granted to a Participant under Article 9 to a cash award, or unit valued by reference to a designated amount of cash or property other than Shares, to be paid to the Participant upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.

(cc) “Plan” means the ScanSource, Inc. 2002 Long-Term Incentive Plan, as amended from time to time.

(dd) “Qualified Performance-Based Award” means (i) a Performance Award, Restricted Stock Award, Other Stock-Based Award or cash incentive award that is intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Performance Criteria as set forth in Section 13.11, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

(ee) “Qualified Performance Criteria” means one or more of the performance criteria listed in Section 13.11(b) upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(ff) “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(gg) “Retirement” means a Participant’s termination of employment with the Company or an Affiliate with the Committee’s approval after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company, or, in the event of the inapplicability thereof with respect to the Participant in question, as determined by the Committee in its reasonable judgment.

(hh) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(ii) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 14.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 14.1.

(jj) “Stock” means the no par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 14.

(kk) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(ll) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(mm) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(nn) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are, or who are anticipated to be become, either (i) Covered Employees or (ii) persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, in accordance with Article 13, based in each case on such considerations as the Committee in its sole discretion determines;

(g) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(h) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(i) Decide all other matters that must be determined in connection with an Award;

(j) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(l) Amend the Plan or any Award Certificate as provided herein; and

(m) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

Not withstanding the above, the Board or the Committee may expressly delegate to a special committee consisting of one or more directors who are also officers of the Company some or all of the Committee’s authority under subsections (a) through (i) above, except that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who are, or who are anticipated to be become, either (i) Covered Employees or (ii) persons subject to the short-swing profit rules of Section 16 of the 1934 Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 14.1, the aggregate number of Shares reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Award) shall be 800,000. Not more than 20% of such aggregate number of Shares may be granted as Awards of Restricted Stock, Performance Shares or unrestricted Stock. To the extent that Awards of Restricted Stock and Performance Shares exceed 10% of the Shares authorized under the Plan, such Awards in excess of 10% shall either (i) be subject to a minimum vesting period of three years, or one year if the vesting is based on performance criteria other than continued employment, or (ii) be granted solely in exchange for foregone salary, bonus or other compensation. To the extent that awards of unrestricted Stock (together with Awards of Restricted Stock or Performance Shares) exceed 10% of the Shares authorized under the Plan, such unrestricted Shares may be granted only in exchange for foregone salary, bonus or other compensation.

5.2. LAPSED AWARDS.

(a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any Shares subject to the Award will again be available for the grant of Awards under the Plan and Shares subject to Awards settled in cash will be available for the grant of Awards under the Plan.

(b) If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the numbers of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the maximum number of Shares available for delivery pursuant to Awards under the Plan, other than Incentive Stock Options.

5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 14.1), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 50,000. The maximum fair market value (measured as of the Grant Date) of any Awards other than Options and SARs that may be received by any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $3,000,000.

ARTICLE 6

ELIGIBILITY

6.1. GENERAL. Awards may be granted only to Eligible Participants; except that Incentive Stock Options may not be granted to Eligible Participants who are not employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the Grant Date.

(b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. Subject to Section 13.9, the Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

(c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants; provided, however, that if Shares are used to pay the exercise price of an Option, such Shares must have been held by the Participant for at least six months.

(d) EXERCISE TERM. In no event may any Option be exercisable for more than ten years from the Grant Date.

7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

a) LAPSE OF OPTION. An Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4), (5) and (6) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Qualified Stock Option:

(1) The expiration date set forth in the Award Certificate.

(2) The tenth anniversary of the Grant Date.

(3) Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability, death or termination for Cause.

(4) One year after the termination of the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5) One year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

(6) The date of the termination of the Participant’s Continuous Status as a Participant if such termination is for Cause.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 13.5.

(b) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

(c) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than en percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

(d) EXPIRATION OF AUTHORITY TO GRANT INCENTIVE STOCK OPTIONS. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

(e) RIGHT TO EXERCISE. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f) ELIGIBLE GRANTEES. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or a Parent or Subsidiary.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date in the case of any Stock Appreciation Right related to an Incentive Stock Option.

(b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Certificate. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Certificate.

ARTICLE 9

PERFORMANCE AWARDS

9.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant Performance Shares or Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares or Performance Units granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3.

9.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any one or more of the Qualified Performance Criteria listed in Section 13.11(b) or any other criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award.

9.3. RIGHT TO PAYMENT. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash or property other than Shares, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the number and value of the Performance Award that will be paid to the Participant.

9.4. OTHER TERMS. Performance Awards may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Certificate. For purposes of determining the number of Shares to be used in payment of a Performance

Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination of the amount of the Award by the Committee, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

ARTICLE 10

RESTRICTED STOCK AWARDS

10.1. GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter, subject to Section 13.9. Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

10.4. CERTIFICATES FOR RESTRICTED STOCK. An Award of Restricted Stock shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to shares of Restricted Stock. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 11

DIVIDEND EQUIVALENTS

11.1 GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested.

ARTICLE 12

STOCK OR OTHER STOCK-BASED AWARDS

12.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 13

PROVISIONS APPLICABLE TO AWARDS

13.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

13.2. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(c) applies, five years from its Grant Date).

13.3. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

13.4. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

13.5 BENEFICIARIES. Notwithstanding Section 13.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

13.6. STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

13.7 ACCELERATION UPON DEATH, DISABILITY OR RETIREMENT. Notwithstanding any other provision in the Plan or any Participant’s Award Certificate to the contrary, upon the Participant’s death or Disability during his Continuous Status as a Participant, or upon the Participant’s Retirement, all of such Participant’s outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on the Participant’s outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Non-Qualified Stock Options.

13.8. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Award Certificate, all of a Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on the Participant’s outstanding Awards shall lapse if the Participant’s employment is terminated without Cause or the Participant resigns for Good Reason within 12 months after the effective date of a Change in Control. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate.

13.9. ACCELERATION FOR OTHER REASONS. Regardless of whether an event has occurred as described in Section 13.7 or 13.8 above, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant for any reason, or the occurrence of a Change in Control, all or a portion of such Participant’s Options and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may in its sole discretion at any time accelerate the vesting of Awards for any other reason, unless the aggregate number of Shares with respect to which such acceleration occurs exceeds 5% of the total number of Shares authorized for issuance under Section 5.1 of the Plan. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.9.

13.10 EFFECT OF ACCELERATION. If an Award is accelerated under Section 13.8 or Section 13.9, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Non-Qualified Stock Options.

13.11. QUALIFIED PERFORMANCE-BASED AWARDS.

(a) The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee qualify for the Section 162(m) Exemption.

(b) When granting any Performance Award, Restricted Stock Award, Other Stock-Based Award (other than Options or SARs), or any cash incentive award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Performance Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate: (1) earnings per share, (2) EBITDA (earnings before interest, taxes, depreciation and amortization), (3) EBIT (earnings before interest and taxes), (4) economic profit, (5) cash flow, (6) sales growth, (7) net profit before tax, (8) gross profit, (9) operating income or profit, (10) return on equity, (11) return on assets, (12) return on capital, (13) changes in working capital, or (14) shareholder return.

(c) Each Qualified Performance-Based Award (other than an Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Performance Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, or upon termination of the Participant’s employment without Cause or for Good Reason within 12 months after the effective date of a Change in Control.

(d) Any payment of a Qualified Performance-Based Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in subsection (c), no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Performance Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

(e) Section 5.4 sets forth the maximum number of Shares or dollar value that may be granted in any one-year period to a Participant in designated forms of Qualified Performance-Based Awards.

13.12. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Qualified.

ARTICLE 14

CHANGES IN CAPITAL STRUCTURE

14.1. GENERAL. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

ARTICLE 15

AMENDMENT, MODIFICATION AND TERMINATION

15.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the benefits accruing to Participants, (ii) materially increase the number of Shares issuable under the Plan, (iii) materially modify the requirements for eligibility, or (iv) otherwise constitute a material amendment requiring shareholder approval under applicable laws, policies or regulations, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

15.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) The original term of any Option may not be extended without the prior approval of the shareholders of the Company;

(c) Except as otherwise provided in Article 14, the exercise price of any Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby.

ARTICLE 16

GENERAL PROVISIONS

16.1. NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

16.2. NO SHAREHOLDER RIGHTS. No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

16.3. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal,

state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for at least six months. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

16.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, consultant or advisor at any time, nor confer upon any Participant any right to continue as an employee, officer, consultant or advisor of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

16.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

16.6. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

16.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

16.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.11. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up.

16.12. GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange

Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

16.13. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of South Carolina.

16.14 ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

16.15. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

The foregoing is hereby acknowledged as being the ScanSource, Inc. 2002 Long-Term Incentive Plan as adopted by the Company’s shareholders on December 5, 2002 and as amended on October 12, 2005 by the Board to be submitted to the shareholders for approval.

SCANSOURCE, INC.

By:

Its:

ÚFOLD AND DETACH HERE Ú

SCANSOURCE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, DECEMBER 1, 2005, AT THE HYATT HOTEL, 220 NORTH MAIN STREET, GREENVILLE, SOUTH CAROLINA AT 10:00 A.M. LOCAL TIME.

The undersigned hereby appoints Michael L. Baur and Jeffery A. Bryson, or either of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of ScanSource, Inc., a South Carolina corporation, held or owned by the undersigned or standing in the name of the undersigned at the 2005 Annual Meeting of Shareholders of the Company and at any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:

(1) Election of Directors:

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote as to all nominees
(This is considered a vote for all nominees)

NOTE: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below:

One-year term:
1.	Michael L. Baur
2.	Steven R. Fischer
3.	James G. Foody
4.	Michael J. Grainger
5.	Steven H. Owings
6.	John P. Reilly

ÚFOLD AND DETACH HERE Ú

(2) Approval of proposal to amend the Company’s 2002 Long-term Incentive Plan.
FOR	☐	AGAINST	☐	ABSTAIN	☐

(3) Ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending June 30, 2006.
FOR	☐	AGAINST	☐	ABSTAIN	☐

(4) In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.

DATE

(Please sign exactly as shown on envelope addressed to you. If securities are jointly owned, each should sign. If voting less than all shares held, please so indicate.)
THIS PROXY WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND EACH OF THE MATTERS SET FORTH ABOVE, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR BEST JUDGMENT.